UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2023 (October 24, 2023)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
On October 24, 2023, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended September 30, 2023. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2023	2023	2022	2023	2022

Core non-interest expense:
Total non-interest expense	$71,696	$70,623	$52,253	$198,798	$153,781
Less: acquisition-related expenses	4,434	10,709	339	15,694	2,314
Less: pension settlement charges	2,424	—	139	2,424	139
Less: COVID-19-related expenses	—	—	9	—	132
Add: COVID -19 Employee Retention Credit	—	548	—	548	—
Core non-interest expense	$64,838	$60,462	$51,766	$181,228	$151,196

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2023	2023	2022	2023	2022

Efficiency ratio:
Total non-interest expense	71,696	$70,623	52,253	198,798	153,781
Less: amortization of other intangible assets	3,280	2,800	2,023	7,951	5,765
Adjusted non-interest expense	$68,416	$67,823	$50,230	$190,847	$148,016

Total non-interest income	$23,204	$21,015	$20,366	$63,279	$59,802
Less: net gain (loss) on investment securities	(7)	(166)	21	(2,108)	107
Add: net loss on asset disposals and other transactions	(307)	(1,665)	(35)	(2,218)	(314)
Total non-interest income, excluding net gains and losses	$23,518	$22,846	$20,380	$67,605	$60,009

Net interest income	$93,274	$84,853	$67,051	$251,005	$182,829
Add: fully tax-equivalent adjustment (a)	444	446	387	1,289	1,116
Net interest income on a fully tax-equivalent basis	$93,718	$85,299	$67,438	$252,294	$183,945

Adjusted revenue	$117,236	$108,145	$87,818	$319,899	$243,954

Efficiency ratio	58.36%	62.71%	57.20%	59.66%	60.67%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$64,838	$60,462	$51,766	$181,228	$151,196
Less: amortization of other intangible assets	3,280	2,800	2,023	7,951	5,765
Adjusted core non-interest expense	$61,558	$57,662	$49,743	$173,277	$145,431

Adjusted revenue	$117,236	$108,145	$87,818	$319,899	$243,954

Efficiency ratio adjusted for non-core items	52.51%	53.32%	56.64%	54.17%	59.61%
`

(a) Tax effect is calculated using a 23.3% blended corporate income tax rate at September 30, 2023, a 23.6% blended corporate income tax rate at June 30, 2023 and a 23.3% blended corporate income tax rate for September 30, 2022.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2023

Tangible equity:
Total stockholders' equity	$993,219	$998,907	$819,543	$785,328	$760,511
Less: goodwill and other intangible assets	408,494	413,172	324,562	326,329	328,428
Tangible equity	$584,725	$585,735	$494,981	$458,999	$432,083

Tangible assets:
Total assets	$8,942,534	$8,786,635	$7,311,520	$7,207,304	$7,005,854
Less: goodwill and other intangible assets	408,494	413,172	324,562	326,329	328,428
Tangible assets	$8,534,040	$8,373,463	$6,986,958	$6,880,975	$6,677,426

Tangible book value per common share:
Tangible equity	$584,725	$585,735	$494,981	$458,999	$432,083
Common shares outstanding	35,395,990	35,374,916	28,488,158	28,287,837	28,278,078

Tangible book value per common share	$16.52	$16.56	$17.37	$16.23	$15.28

Tangible equity to tangible assets ratio:
Tangible equity	$584,725	$585,735	$494,981	$458,999	$432,083
Tangible assets	$8,534,040	$8,373,463	$6,986,958	$6,880,975	$6,677,426

Tangible equity to tangible assets	6.85%	7.00%	7.08%	6.67%	6.47%

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands, except per share data)	2023	2023	2022	2023	2022

Pre-provision net revenue:
Income (loss) before income taxes	$40,729	$27,262	$33,388	$101,597	$94,661
Add: provision for credit losses	4,053	7,983	1,776	13,889	1,776
Add: loss on OREO	1	1,612	105	1,623	138
Add: loss on investment securities	7	166	—	2,108	44
Add: loss on other assets	283	45	—	557	142
Add: net loss on other transactions	23	8	24	38	128
Less: recovery of credit losses	—	—	—	—	7,587
Less: gain on investment securities	—	—	21	—	151
Less: gain on other assets	—	—	94	—	94
Pre-provision net revenue	$45,096	$37,076	$35,178	$119,812	$89,057
Total average assets	$8,806,409	$8,342,883	$7,124,108	$8,120,885	$7,103,979

Pre-provision net revenue to total average assets (annualized)	2.03%	1.78%	1.96%	1.97%	1.68%

Weighted-average common shares outstanding – diluted	35,061,897	32,649,976	27,973,255	31,977,486	28,009,263
Pre-provision net revenue per common share – diluted	$1.28	$1.13	$1.25	$3.72	$3.17

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2023	2023	2022	2023	2022

Annualized net income (loss) adjusted for non-core items:
Net income (loss)	$31,882	$21,096	$25,978	$79,538	$74,443
Add: loss on investment securities	7	166	—	2,108	—
Less: tax effect of loss on investment securities (a)	2	35	—	443	—
Less: gain on investment securities	—	—	21	—	107
Add: tax effect of net gain on investment securities (a)	—	—	4	—	22
Add: net loss on asset disposals and other transactions	307	1,665	35	2,218	314
Less: tax effect of net loss on asset disposals and other transactions (a)	65	349	7	466	66
Add: acquisition-related expenses	4,434	10,709	339	15,694.055	2,314
Less: tax effect of acquisition-related expenses (a)	931	2,249	71	3,296	486
Add: pension settlement charges	2,424	—	139	2,424	139
Less: tax effect of pension settlement charges (a)	509	—	29	509	29
Add: COVID-19-related expenses	—	—	9	—	132
Less: tax effect of COVID-19-related expenses (a)	—	—	2	—	28
Less: COVID -19 Employee Retention Credit	—	548	—	548	—
Add: tax effect of COVID -19 Employee Retention Credit	—	115	—	115	—
Net income adjusted for non-core items (after tax)	$37,547	$30,570	$26,374	$96,835	$76,648

Days in the period	92	91	92	273	273
Days in the year	365	365	365	365	365
Annualized net income (loss)	$126,488	$84,616	$103,065	$106,342	$99,530
Annualized net income adjusted for non-core items (after tax)	$148,964	$122,616	$104,636	$129,468	$102,478
Return on average assets:
Annualized net income (loss)	$126,488	$84,616	$103,065	$106,342	$99,530
Total average assets	$8,806,409	$8,342,883	$7,124,108	$8,120,885	$7,103,979
Return on average assets	1.44%	1.01%	1.45%	1.31%	1.40%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items (after tax)	$148,964	$122,616	$104,636	$129,468	$102,478
Total average assets	$8,806,409	$8,342,883	$7,124,108	$8,120,885	$7,103,979
Return on average assets adjusted for non-core items	1.69%	1.47%	1.47%	1.59%	1.44%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			At or For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2023	2023	2022	2023	2022

Annualized net income (loss) excluding amortization of other intangible assets:
Net income (loss)	$31,882	$21,096	$25,978	$79,538	$74,443
Add: amortization of other intangible assets	3,280	2,800	2,023	7,951	5,765
Less: tax effect of amortization of other intangible assets (a)	689	588	425	1,670	1,211
Net income excluding amortization of other intangible assets (after tax)	$34,473	$23,308	$27,576	$85,819	$78,997

Days in the period	92	91	92	273	273
Days in the year	365	365	365	365	365
Annualized net income (loss)	$126,488	$84,616	$103,065	$106,342	$99,530
Annualized net income (loss) excluding amortization of other intangible assets (after tax)	$136,768	$93,488	$109,405	$114,740	$105,619

Average tangible equity:
Total average stockholders' equity	$1,004,858	$951,438	$797,859	$919,998	$807,869
Less: average goodwill and other intangible assets	411,229	387,055	329,482	374,924	321,043
Average tangible equity	$593,629	$564,383	$468,377	$545,074	$486,826

Return on average stockholders' equity ratio:
Annualized net income	$126,488	$84,616	$103,065	$106,342	$99,530
Average stockholders' equity	$1,004,858	$951,438	$797,859	$919,998	$807,869

Return on average stockholders' equity	12.59%	8.89%	12.92%	11.56%	12.32%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets (after tax)	$136,768	$93,488	$109,405	$114,740	$105,619
Average tangible equity	$593,629	$564,383	$468,377	$545,074	$486,826

Return on average tangible equity	23.04%	16.56%	23.36%	21.05%	21.70%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.
.

Item 9.01.     Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on October 24, 2023 to discuss results of operations for the quarter ended September 30, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 27, 2023	By:/s/
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer